PRUDENTIAL WORLD FUND, INC.

Strategic Partners International Value Fund

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 29, 2006

SUPPLEMENT DATED JUNE 20, 2007

Robert Vishny has announced his intention to retire from LSV Asset Management, effective on or about December 31, 2007. Josef Lakonishok, Menno Vermeulen and Puneet Mansharamani will continue to serve as portfolio managers following Mr. Vishny’s retirement.

To reflect this change, effective on or about December 31, 2007, all references and information pertaining to Mr. Vishny contained in the Prospectus or Statement of Additional Information are deleted.

LR00172